Reserves for Losses and Loss Adjustment Expenses	9 Months Ended
Sep. 30, 2026
Insurance [Abstract]
Reserves for Losses and Loss Adjustment Expenses
8.           Reserves for Losses and Loss Adjustment Expenses
The reserves for losses and loss adjustment expenses include an amount determined from reported claims, and estimates based on historical loss experience and industry statistics for losses incurred but not reported using a variety of actuarial methods.
The reserve estimates contain an inherent level of uncertainty and actual results may vary, potentially significantly, from the estimates the Company has made. Reserves are reviewed on a quarterly basis and estimates are adjusted to reflect emerging claims experience.
The unpaid reported reserves for losses and loss adjustment expenses are established by management based on reports from brokers, ceding companies and insureds and represent the estimated ultimate cost of events or conditions that have been reported to, or specifically identified by the Company.
Losses and loss adjustment expenses incurred but not reported (“IBNR”) reserves are established by management based on actuarial estimates of ultimate losses and loss adjustment expenses. Inherent in the estimate of ultimate losses and loss adjustment expenses are expected trends in claim severity, frequency of large losses and catastrophes, and other factors which may vary significantly as claims are settled.
Actuarial inputs include the Company’s own loss experience, historical insurance industry loss experience, estimates of pricing adequacy trends and management’s professional judgement. Due to the limited historical data available, reliance is placed upon industry data and a review of individual policies. Estimates are calculated at the lowest level line of business, separately for gross and ceded, and for attritional, large and catastrophic claims.
The Company estimates reserves for unallocated claims adjustment expenses (“ULAE”) based on a percentage of loss reserves as determined by management. However, this may be overridden in exceptional circumstances where this approach is not deemed appropriate. There were no material changes made to the Company’s methodology for calculating reserves for unallocated claims adjustment expenses for the nine months ended September 30, 2026.
Salvage is recorded based on estimated realizable value and is deducted from the reserve for losses and loss adjustment expenses.
The following table presents a reconciliation for the period of reserves for losses and loss adjustment expenses for the nine months ended September 30, 2026 and September 30, 2025:

	September 30, 2026	September 30, 2025
Reserves for losses and loss adjustment expenses, beginning of period	$2,607.1	$3,134.3
Reinsurance recoverable on reserves for losses and loss adjustment expenses	(1,195.6)	(1,255.6)
Net reserves for losses and loss adjustment expenses, beginning of period	1,411.5	1,878.7
Net losses and loss adjustment expenses incurred in respect of losses occurring in:
Current year	899.4	874.2
Prior years	(31.1)	32.4
Total incurred	868.3	906.6
Net losses and loss adjustment expenses paid in respect of losses occurring in:
Current year	(65.5)	(265.7)
Prior years	(587.6)	(1,355.3)
Total paid	(653.1)	(1,621.0)
Foreign exchange	(8.5)	25.3
Net reserves for losses and loss adjustment expenses, end of period	1,618.2	1,189.6
Reinsurance recoverable on reserves for losses and loss adjustment expenses	1,312.4	1,131.8
Reserves for losses and loss adjustment expenses, end of period	$2,930.6	$2,321.4
As a result of the changes in estimates of insured events in prior years, the reserves for losses and loss adjustment expenses net of reinsurance recoveries decreased by $31.1 million for the nine months ended September 30, 2026 (2025: increased by $32.4 million).
Net favorable development for the nine months ended September 30, 2026 resulted from better than expected loss development in the Reinsurance segment, partially offset by net adverse development in the Insurance segment.
In the Insurance segment, for the nine months ended September 30, 2026 the net adverse development of $10.3 million was primarily driven by increased loss estimates related to the Baltimore Bridge collapse within our Marine line of business, as well as increased loss estimates in our Political Risk, Violence and Terror line of business and increases in prior year property D&F losses. These increases were partially offset by better than expected loss emergence in multiple lines of business. In the Reinsurance segment, for the nine months ended September 30, 2026 the net favorable development of $41.4 million was driven by positive development on catastrophe losses and benign prior year attritional experience.
Net adverse development for the nine months ended September 30, 2025 resulted from an increase in our Aviation & Aerospace line of business in the Insurance segment related to the Ukraine Conflict, partially offset by better than expected loss development in both operating segments. The favorable development in the Reinsurance segment of $70.8 million was driven by positive development on catastrophe losses and benign prior year attritional experience. The adverse development in the Insurance segment of $103.2 million was driven primarily by an increase in our Aviation & Aerospace line of business related to the Ukraine Conflict. This increase includes the impact of the settlement of certain aviation litigation related claims during the year, as well as the judgment handed down by the English High Court in June 2025. The increase was partially offset by better than expected loss emergence in our Property and Other Insurance lines of business.